UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): January 4, 2011
Buckeye Partners, L.P.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-9356 (Commission File Number)	23-2432497 (I.R.S. Employer Identification No.)

One Greenway Plaza Suite 600
Houston, TX (Address of Principal Executive Offices)	77046 (Zip Code)
Registrant’s telephone number, including area code: (832) 615-8600
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note
     On December 18, 2010, Buckeye Atlantic Holdings LLC (“Buckeye”), a wholly owned subsidiary of Buckeye Partners L.P. (the “Partnership”), entered into a Sale and Purchase Agreement with affiliates of First Reserve Corporation (“First Reserve”), pursuant to which Buckeye agreed to acquire (the “BORCO Acquisition”) all of First Reserve’s indirect 80% interest in FR Borco Coop Holdings, L.P. (“FRBCH”), the indirect owner of Bahamas Oil Refining Company International Limited. The BORCO Acquisition is more fully described in a Form 8-K filed by the Partnership on December 21, 2010. The BORCO Acquisition is structured as the acquisition by Buckeye of all of the partnership interests in FR Borco Topco, L.P., which owns First Reserve’s 80% interest in FRBCH.
     This Form 8-K is being filed to file certain financial statements of FR Borco Topco, L.P. and to furnish certain financial statements of the Partnership.

ITEM 9.01.	Financial Statements and Exhibits.
(d)	Exhibits.

23.1	Consent of KPMG Accountants N.V.

99.1	Audited consolidated financial statements of FR Borco Topco, L.P. and Subsidiaries for the year ended December 31, 2009 and the period from February 7, 2008 through December 31, 2008, the notes thereto and Independent Auditors Report issued by KPMG Accountants N.V.

99.2	The unaudited condensed consolidated financial statements of FR Borco Topco, L.P. and Subsidiaries for the nine months ended September 30, 2010 and the notes related thereto.

99.3	Unaudited pro forma condensed consolidated balance sheet of Buckeye Partners, L.P. at September 30, 2010, unaudited pro forma condensed consolidated statement of operations of Buckeye Partners, L.P. for the nine months ended September 30, 2010, unaudited pro forma condensed consolidated statement of operations of Buckeye Partners, L.P. for the year ended December 31, 2009 and the notes related thereto.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BUCKEYE PARTNERS, L.P.

By:	Buckeye GP LLC,
its General Partner

	By:	/s/ William H. Schmidt, Jr.

William H. Schmidt, Jr.
Vice President and General Counsel
Dated January 4, 2011

Exhibit Index

Exhibits.
23.1	Consent of KPMG Accountants N.V.
99.1
Audited consolidated financial statements of FR Borco Topco, L.P. and Subsidiaries for the year ended December 31, 2009 and the period from February 7, 2008 through December 31, 2008, the notes thereto and Independent Auditors Report issued by KPMG Accountants N.V.

99.2	The unaudited condensed consolidated financial statements of FR Borco Topco, L.P. and Subsidiaries for the nine months ended September 30, 2010 and the notes related thereto.
99.3
Unaudited pro forma condensed consolidated balance sheet of Buckeye Partners, L.P. at September 30, 2010, unaudited pro forma condensed consolidated statement of operations of Buckeye Partners, L.P. for the nine months ended September 30, 2010, unaudited pro forma condensed consolidated statement of operations of Buckeye Partners, L.P. for the year ended December 31, 2009 and the notes related thereto.

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